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                          	MONTHLY SERVICERS CERTIFICATE
                           	SERVICER: NATIONSBANK, N.A.
                       	NATIONSBANK AUTO OWNER TRUST 1996-A


	Collection Period						                                           	March 1997
	Determination Date				                                              			4/8/97
	Deposit Date				                                                   			4/14/97
	Distribution Date							                                              4/15/97

	Pool Balance
	Pool Balance on the close of the last day of the preceding
                     Collection Period	       						          1,556,253,247.88
	Less:	Collections and Liquidation Proceeds allocable to
                         Principal		                             69,041,483.15
 	Purchase Amount allocable to Principal		                             			0.00
		Realized Losses						                                           1,865,401.78
                                                            -------------------
	Pool Balance on the close of the last day of the
              Collection Period		                             1,485,346,362.95
	Collections allocable to Principal received from
  Collection Period up to and including the Second
  Business Day immediately preceding the Current
  Determination Date	                     						                 11,629,039.58
                                                           -------------------
	Pool Balance as of the Second Business Day immediately preceding the
                     Current Determination Date 							       1,473,717,323.37
	Original Pool Balance							                                 2,136,187,667.91
	Pool Factor                                                							68.9881954%

	Portfolio Balances and Pool Factors			 			Beginning                	End
                                      					of Period             	of Period
                                       --------------------------------------
		Class A-1 Note Balance
                                                   -                         -
		Class A-1 Pool Factor	               				0.0000000                	0.0000000
		Class A-2 Note Balance					         739,036,685.95 	          670,481,655.46
		Class A-2 Pool Factor	               				0.9933289                	0.9011850
		Class A-3 Note Balance					         457,323,000.00 	          457,323,000.00
		Class A-3 Pool Factor		               			1.0000000                	1.0000000
		Class A-4 Note Balance					         175,000,000.00            175,000,000.00
		Class A-4 Pool Factor			               		1.0000000                	1.0000000
		Class B-1 Certificate Balance					   96,129,000.00             96,129,000.00
		Class B-1 Pool Factor					               1.0000000                	1.0000000
		Class B-2 Certificate Balance					   74,783,667.91 	           74,783,667.91
		Class B-2 Pool Factor		               			1.0000000                	1.0000000

		Weighted Average Coupon					                                    	10.3662000%
		Weighted Average Original Term						                                    60.3
		Weighted Average Remaining Term		                                   				41.1

	Collections

	Interest:
		Collections and Liquidation Proceeds allocable to interest			  12,905,499.38
		Recoveries						                                                  145,711.00
		Purchase Amount allocable to Interest					                             	0.00
                                                               ----------------
			Total Interest Collections					                               13,051,210.38
		Advances for the related Distribution Date						                2,281,925.18
		Less:  Outstanding Advances to be reimbursed						              1,779,082.22
                                                               ---------------
			Available Interest					                                       13,554,053.34

	Principal:
		Collections and Liquidation Proceeds allocable to Principal
                 (for the Collection Period)				                 69,041,483.15
		Purchase Amount allocable to Principal  (for the Collection Period)					0.00
		Collections allocable to Principal received up to and including the
    Second Business Day immediately preceding the Current
                     Determination Date	                    					11,629,039.58
			Less:   Prior Month Collections allocable to Principal up
           to and including the Second Business Day
           immediately preceding the Current Determination Date		13,980,894.02
                                                                --------------
			Available Principal					                                      66,689,628.71

			Available Funds					                                          80,243,682.05
	Regular Principal (equals Available Principal plus
                          Realized Losses)		 					               68,555,030.49

	Required Distributable Amounts
	Reimbursement of Outstanding Advances on Defaulted Receivables					117,198.57
	Servicing Fee (inc. unpaid amount from prior periods)					     		1,296,877.71
	Noteholder Amounts
		Class A-1 Monthly Interest	                                        					0.00
		Class A-1 Interest Carryover Shortfall			                            			0.00
                                                                 -------------
			Total 			                                                            		0.00

		Class A-2 Monthly Interest				                                		3,772,166.42
		Class A-2 Interest Carryover Shortfall					                            	0.00
                                                                 -------------
			Total 				                                                    	3,772,166.42

		Class A-3 Monthly Interest				                                		2,429,528.44
		Class A-3 Interest Carryover Shortfall				                            		0.00
                                                                 --------------
			Total			                                                     		2,429,528.44

		Class A-4 Monthly Interest				                                  		966,145.83
		Class A-4 Interest Carryover Shortfall						                            0.00
                                                                  -------------
			Total	                                                       				966,145.83

			Total Accrued Note Interest				                               	7,167,840.69

		Class A-1 Monthly Principal 					                                      	0.00
		Class A-1 Principal Carryover Shortfall					                           	0.00
                                                                      --------
			Total	                                                             				0.00

		Class A-2 Monthly Principal			                              			68,555,030.49
		Class A-2 Principal Carryover Shortfall 					                          	0.00
                                                                 -------------
			Total				                                                    	68,555,030.49

		Class A-3 Monthly Principal				                                       		0.00
		Class A-3 Principal Carryover Shortfall 					                          	0.00
                                                                   ------------
			Total                                                             					0.00

		Class A-4 Monthly Principal						                                       0.00
		Class A-4 Principal Carryover Shortfall					                           	0.00
                                                                      --------
			Total			                                                             		0.00

			Total Noteholders' Principal Payment Amount				              	68,555,030.49

	Certificateholder Amounts
		Class B-1 Monthly Interest		                                  				540,725.63
		Class B-1 Interest Carryover Shortfall					                            	0.00
                                                                   ------------
			Total                                                       					540,725.63

		Class B-2 Monthly Interest				                                  		428,448.10
		Class B-2 Interest Carryover Shortfall				                            		0.00
                                                                 --------------
			Total				                                                       	428,448.10

			Total Accrued Certificate Interest				                          	969,173.73

		Class B-1 Monthly Principal			                                       			0.00
		Class B-1 Principal Carryover Shortfall 					                          	0.00
                                                                   -----------
			Total                                                             					0.00

		Class B-2 Monthly Principal		                                       				0.00
		Class B-2 Principal Carryover Shortfall 					                          	0.00
                                                                    ----------
			Total				                                                             	0.00

			Total Certificateholders' Principal Distribution Amount		           			0.00

	Total required distributable amount						                      	78,106,121.19
	Less: Total Available Funds						                              	80,243,682.05
                                                               ----------------
	Net Available Funds   (Shortfall) Excess						                  	2,137,560.86
	Withdrawal from Reserve Account (If Shortfall)						                    	0.00
	Deposit to Reserve Account (If Excess)						                    	2,137,560.86


	Distributions
	Deposit to the Collection Account
		Available Interest					                                       	13,554,053.34
		Available Principal				                                      		66,689,628.71
		Withdrawal from Reserve Account					                                   	0.00
		Less:  Amounts to be withheld by Servicer
			  a)   Reimbursement of Outstanding Advances on Defaulted
                          Receivables			                          		117,198.57
			  b)   Servicing Fee				                                      	1,296,877.71
		Net Deposit to Collection Account					                        	78,829,605.77

	Deposit to Note Payment Account
		Class A-1 Interest Distribution				                                   		0.00
		Class A-2 Interest Distribution					                           	3,772,166.42
		Class A-3 Interest Distribution 					                          	2,429,528.44
		Class A-4 Interest Distribution				                             		966,145.83
		Class A-1 Principal Distribution	                                  					0.00
		Class A-2 Principal Distribution					                         	68,555,030.49
		Class A-3 Principal Distribution					                                  	0.00
		Class A-4 Principal Distribution	                                  					0.00
                                                                --------------
			Total Deposit to Note Payment Account				                    	75,722,871.18

	Deposit to Certificate Distribution Account
		Class B-1 Interest Distribution 				                            		540,725.63
		Class B-2 Interest Distribution 			                            			428,448.10
		Class B-1 Principal Distribution 					                                 	0.00
		Class B-2 Principal Distribution 			                                 			0.00
                                                                  ------------
			Total Deposit to Certificate Distribution Account				           	969,173.73

	Deposit to Reserve Account 	                               						2,137,560.86


	Specified Reserve Account Balance
	Greater of:
		(i) Sum of:
			(a) Percentage applicable times				4.00%
			      Pool Balance as of the last day of the prior Collection
         Period less Principal collected up to and including the
         second Business Day preceding the most recent
         Determination Date			                	1,473,717,323.37 	58,948,692.93
			      and,					                             ----------------
			(b) Specified Interest Reserve Amount  (Three months interest		2,907,521.17
            on the Certificates if Notes are Outstanding)        -------------
            and                                           		  			61,856,214.10

		(ii) Lesser of:
			(a) $26,702,346.		                                         			26,702,346.00
			      and
			(b) Aggregate outstanding Note Principal Balance and
   			      Aggregate sum of Certificate Balances				        	1,473,717,323.37

		Specified Reserve Account Balance					                        	61,856,214.10

	Reserve Account Reconciliation
		Beginning Balance  (Initial Balance is 2.5% of Original
                                 Pool Balance)             						64,598,415.32
		Deposit from Available Interest and Available Principal			   			2,137,560.86
		Investment Earnings						                                         276,206.05
		Less:
			Accrued and unpaid Servicing Fees			                                 		0.00
			Amounts to be distributed to Securityholders'				                     	0.00
                                                                --------------
		Balance					                                                  	67,012,182.23
		Less: Withdrawal by holder of Contingent Payment Right of Excess of Reserve Account Balance Over Specified Reserve Account
         Balance					                                            	5,155,968.13
                                                               ---------------
		Ending Balance				                                           		61,856,214.10

		Interest Reserve Amount		                                   				2,907,521.17
		Available Reserve Amount		                                 				58,948,692.93

	Instructions to the Trustee

		Amount to be deposited from the Collection Account into the
                      Note Payment Account	                   			75,722,871.18

		Amount to be deposited from the Collection Account into the
                Certificate Distribution Account		              				969,173.73

		Amount to be deposited from the Collection Account into the
                    Reserve Account				                         		2,137,560.86

		Amount to be deposited from the Reserve Account to the
   account of the holder of the Contingent Payment Right					    	5,155,968.13

		Amount to be deposited from the Reserve Account into the
                  Collection Account				                                		0.00

	Net Loss and Delinquency Activity

	Realized Losses							                                           1,865,401.78
	Net Loss Ratio (annualized)
		For the current Collection Period                                						1.36%
		For the preceding Collection Period				                              		1.56%
		For the second preceding Collection Period					                       	1.46%
                                                                     ---------
	Average Net Loss Ratio (Specified Reserve Account Balance
                increases if greater than 1.50%)		                  					1.46%

	Delinquency Analysis
						                                             	Number of       	Principal
                                             							  Loans          	Balance
                                                  ----------------------------
		   30 to 59 days past due 		                      			2496     	27,542,011.78
		   60 to 89 days past due                        					395      	4,687,809.52
		   90 or more days past due 		                     			549      	5,992,804.36
                                                  ----------------------------
			Total                                           				3440     	38,222,625.66

	Collateral Repossessed and Held by the Trust
   (included in above Delinquency Amounts)					        	473      	5,209,963.26

	Delinquency Ratio including Repossessions
		For the current Collection Period					                                	0.72%
		For the preceding Collection Period				                              		0.76%
		For the second preceding Collection Period					                       	0.84%
                                                                       -------
	Average Delinquency Ratio (Specified Reserve Account
     Balance increases if greater than 1.25%)  		                   					0.77%

	Loss and Delinquency Trigger Indicator			                              				NO

	Equity Percentage					                                               		15.79%

	Repurchased Receivables	                                           						0.00
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